                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                  ___________________________________________


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                      (Date of earliest event reported):

                               January 15, 1998

                   ________________________________________


                        THERMO INSTRUMENT SYSTEMS INC.
            (Exact name of Registrant as specified in its charter)


    Delaware                  1-9786                           04-2925809
(State or other             (Commission                     (I.R.S. Employer
jurisdiction of             File Number)                 Identification Number)
incorporation or
organization)


860 West Airport Freeway, Suite 301
Hurst, Texas                                                        76054
(Address of principal executive offices)                         (Zip Code)


                                 (817)485-6663
                        (Registrant's telephone number
                             including area code)
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Item 5.   Other Events
          ------------

          On January 15, 1998, Thermo Instrument Systems Inc. (the "Company") executed an Underwriting Agreement and related Terms Agreement by and among the Company, Thermo Electron Corporation ("Thermo Electron"), Lehman Brothers Inc., Goldman, Sachs & Co. and Smith Barney Inc. in connection with the public offering of $250,000,000 aggregate principal amount of the Company's 4% Convertible Subordinated Debentures due 2005 (the "Debentures") pursuant to the Company's and Thermo Electron's shelf registration statement on Form S-3 (Reg. Nos. 333-32031 and 333-32031-01). The Debentures will be convertible into shares of the Company's Common Stock at a price of $35.65 per share. The Debentures will be issued pursuant to a Subordinated Indenture (the "Indenture") by and among the Company, Thermo Electron, as guarantor, and Bankers Trust Company, as trustee.

     In the prospectus supplement for the offering of the Debentures, the Company reported the following recent developments:

     The Company has settled the post-closing adjustment with Fisons plc over the purchase price the Company paid for its acquisition of a substantial portion of the businesses comprising the scientific instruments division of Fisons plc. See Note 4 to the Company's Consolidated Financial Statements for the fiscal year ended December 28, 1996. In the settlement, the purchase price was reduced by 22,150,000 British pounds sterling, and the Company received interest of 2,331,783 British pounds sterling with respect to the purchase price refund.

     Earl R. Lewis, President and Chief Operating Officer, has been promoted to Chief Executive Officer of the Company.

     The Company's previously disclosed arbitration proceeding with five employees of its Epsilon Industrial, Inc. subsidiary is expected to conclude in the first quarter of 1998. See Note 8 to the Company's Consolidated Financial Statements for the fiscal year ended December 28, 1996. The employees are now claiming actual damages of $60 million, punitive damages of twice the actual damages, attorneys' fees and expenses, and pre-judgment and post-judgment interest.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)    Financial Statements of Business Acquired: not applicable.

          (b)    Pro Forma Financial Information: not applicable.

          (c)    Exhibits

                 1.1 Underwriting Agreement and related Terms Agreement, dated January 15, 1998, by and among the Company, Thermo Electron, Lehman Brothers Inc., Goldman, Sachs & Co. and Smith Barney Inc.

                 1.2 Terms Agreement, dated January 15, 1998, by and among the Company, Thermo Electron, Lehman Brothers Inc., Goldman, Sachs & Co. and Smith Barney Inc.

                 4.1 Subordinated Indenture, dated January 15, 1998, by and among the Company, Thermo Electron, and Bankers Trust Company.

                 4.2 Officers' Certificate dated January 15, 1998, pursuant to Sections 301 and 303 of the Indenture.

                 4.3    Form of Definitive Registered Debentures.

                 4.4    Form of Global Registered Debenture.

                 4.5    Form of Definitive Bearer Debentures and Coupons.

                 4.6    Form of Temporary Global Bearer Debenture.

                12.1 Computation of Ratio of Earnings to Fixed Charges of the Company.

                12.2 Computation of Ratio of Earnings to Fixed Charges of Thermo Electron.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 15th day of January, 1998.



                                   THERMO INSTRUMENT SYSTEMS INC.


                                   By: /s/ Melissa F. Riordan
                                       ______________________
                                       Melissa F. Riordan

                                       Treasurer
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                                 EXHIBIT INDEX

Exhibit No.            Description

     1.1 Underwriting Agreement and related Terms Agreement, dated January 15, 1998, by and among the Company, Thermo Electron, Lehman Brothers Inc., Goldman Sachs & Co. and Smith Barney Inc.

     1.2 Terms Agreement, dated January 15, 1998, by and among the Company, Thermo Electron, Lehman Brothers Inc., Goldman, Sachs & Co. and Smith Barney Inc.

     4.1 Subordinated Indenture, dated January 15, 1998, by and among the Company, Thermo Electron, and Bankers Trust Company.

     4.2 Officers' Certificate dated January 15, 1998, pursuant to Sections 301 and 303 of the Indenture.

     4.3       Form of Definitive Registered Debentures.

     4.4       Form of Global Registered Debenture.

     4.5       Form of Definitive Bearer Debentures and Coupons.

     4.6       Form of Temporary Global Bearer Debenture.

    12.1       Thermo Instrument Systems Inc. Ratio of Earnings to Fixed
Charges.

    12.2       Thermo Electron Corporation Ratio of Earnings to Fixed Charges.